EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION
1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of INTERNATIONAL CONSOLIDATED COMPANIES, INC. (the “Company”) on Form 10-Q for the quarter ending June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio F. Uccello, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 19, 2009

/s/ Antonio F. Uccello, III Antonio F. Uccello, III Chief Executive Officer